UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2023 (March 15, 2023)

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CHURCHILL CAPITAL CORP V
(Exact name of registrant as specified in its charter)

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Delaware	001-39806	85-1023777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 380-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one warrant	CCV.U	New York Stock Exchange

Shares of Class A common stock	CCV	New York Stock Exchange

Warrants	CCV WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously announced, at the special meeting of the stockholders of Churchill Capital Corp V (the “Company”) held on March 14, 2023, stockholders of the Company approved an amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company has to consummate a business combination from March 18, 2023 to December 18, 2023 (or such earlier date as determined by the Company’s board of directors) (the “Charter Amendment”).

The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on March 15, 2023. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1 which is incorporated herein by reference.

Item 8.01	Other Events.

The information disclosed under Item 5.03 of this Current Report is incorporated by reference into this Item 8.01 to the extent required herein.

Sponsor Contribution to the Trust Account

As previously announced, Churchill Sponsor V LLC (the “Sponsor”) will make monthly deposits directly to the Company’s trust account (the “Trust Account”) in the amount of $250,000 (each deposit, a “Contribution”) following the approval and implementation of the Extension Amendment Proposal. Such Contributions will be made pursuant to a non-interest bearing, unsecured promissory note (the “Promissory Note”) issued by the Company to the Sponsor.

Each Contribution will be paid monthly beginning on March 17, 2023 and thereafter on the eighteenth day of each month (or if such eighteenth day is not a business day, on the business day immediately preceding such eighteenth day) until the earliest to occur of (i) the consummation of a business combination, (ii) November 17, 2023 and (iii) if a business combination is not consummated, the date of liquidation of the Trust Account, as determined in the sole discretion of the Company’s board of directors. The Promissory Note will mature on the earlier of (1) the date the Company consummates a business combination and (2) the date that the winding up of the Company is effective (such date, the “Maturity Date”).The Promissory Note will not bear any interest, and will be repayable by the Company to the Sponsor upon the Maturity Date. The Maturity Date may be accelerated upon the occurrence of an “Event of Default” (as defined in the Promissory Note). Any outstanding principal under the Promissory Note may be prepaid at any time by the Company, at its election and without penalty.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Promissory Note, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation
10.1	Promissory Note, dated as of March 7, 2023, by and between Churchill Capital Corp V and Churchill Sponsor V LLC (incorporated by reference to the Exhibit 10.1 filed with the Current Report on Form 8-K filed by the Registrant on March 7, 2023).
104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL CAPITAL CORP V

Date: March 15, 2023	By:	/s/ Jay Taragin
		Name:	Jay Taragin
		Title:	Chief Financial Officer